Confidential Treatment has been requested for portions of this Exhibit. The confidential portions have been redacted and are denoted by [*]. The confidential portions have been filed separately with the Securities and Exchange Commission.


                                                                   Exhibit 10.6


                                ZIPLINK-1ST UP
                         STRATEGIC ALLIANCE AGREEMENT


This document is an agreement between Ziplink, Inc. ("Ziplink"), with its principal offices at Tower 1, 5th Floor, 900 Chelmsford Street, Lowell, MA 01851 and 1stUp.com Corporation ("1stUp"), with its principal offices at 930 Montgomery St., Suite 200, San Francisco, CA 94133.

WHEREAS Ziplink wishes to provide Internet connectivity to a preferred advertisement supported Internet access service;

WHEREAS 1stUp wishes to obtain Internet connectivity through a preferred Internet connectivity vendor.

NOW THEREFORE, in consideration of the mutually agreed upon terms and conditions set forth herein, the parties' agreement and understanding is as follows:


1.0     SERVICE

1.1 Ziplink shall provide end users accessing the Internet through 1stUp's advertisement supported Internet access service ("end users") with Internet dial-up connectivity on a nationwide basis on an as-needed, as-requested basis.

1.2 For each complete hour of dial-up connectivity used by end-users, 1stUp will pay to Ziplink [*]. Ziplink warrants that no other advertisement supported Internet access service shall receive a lower rate for dial-up connectivity from Ziplink than that afforded to 1stUp for similar volumes and terms.

1.3 Ziplink shall invoice 1stUp on a monthly basis for the hours of connectivity used by end users. Ziplink will make available to 1stUp detailed network usage statistics, including but not limited to usage information by dial in number and connection and disconnect rates.

1.4 The parties agree to negotiate in good faith a minimum commitment of hours of use by end users, per month, guaranteed by 1stUp on the Ziplink network. Such negotiation shall commence 90 days after the date on which Ziplink's services are first made available to end users (the "Service Availability Date"). If 120 days after the Service Availability Date the parties have not each executed a written agreement regarding a minimum commitment, this agreement shall immediately terminate. There shall be no minimum commitment of hours of use by end users until such time as the parties execute such a written agreement, and the minimum commitment shall run only from the date of execution of the written agreement forward.

2.0 SERVICE STANDARDS

2.1 Ziplink agrees that ten (10) days prior to the Service Availability Date, the connectivity service it affords to end users will meet the technical requirements outlined in Exhibit A: Ziplink Technical Requirements.

2.2 Ziplink agrees that forty-five (45) days prior to the Service Availability Date, it will provide to 1stUp a list of all dial-up numbers currently available on the Ziplink network.

2.3 Provided that 1stUp has provided usage forecasts to Ziplink at least 90 days in advance, Ziplink shall maintain at least P.05 Grade of Service ("GOS") for each dial system. P.05 is defined as dial service call blocking (busies) and disconnects not initiated by end-users (disconnects), during any given hour of the dial system that will not exceed 5% (or 5 in 100 attempts) as measured by Ziplink network management tools and, if available, Inverse Network Technology network management tools. Ziplink shall maintain records reflecting rates of dial service call blocking on an hour-by-hour basis, which records shall be made available to 1stUp upon request. If Ziplink fails to meet the GOS three (3) or more times, 1stUp reserves the right to terminate this agreement upon ten (10) days written notice.

2.4 Ziplink may perform routine network maintenance during the hours of 2 a.m. and 4 a.m. Pacific Standard Time. Ziplink's service will be available 99.5% or more of the remaining scheduled total minutes of up time each month ("Service Availability Requirement"). If Ziplink fails to meet the Service Availability Requirement two (2) or more times, 1stUp shall have the right to terminate this agreement upon ten (10) days written notice.

2.5 Ziplink will make available a Program Manager with a high degree of familiarity with the 1stUp's engineering requirements and specifications, as well as the Technical Requirements set forth in Exhibit A, for a weekly conference call with 1stUp representatives beginning within seven (7) days of the date Ziplink executes this agreement. Ziplink will provide to 1stUp 24x7 support personnel familiar with Ziplink network and the 1stUp system. The Program Manager will be available 24x7 on an on call basis to the Ziplink support personnel.

3.0 JOINT PROMOTIONAL ACTIVITIES

3.1 During the term of this agreement Ziplink shall designate and refer to 1stUp as its "Preferred Advertisement Supported Internet Access Service," so long as the price of 1stUp's service remains equal to or better than competing advertisement supported Internet access services. However, this designation shall not prohibit nor prevent ZipLink from entering into strategic agreements with other advertisements supported Internet access services.

3.2 During the term of this agreement, 1stUp shall designate and refer to ZipLink as a "Preferred Provider of National Wholesale Internet Connectivity Services." However this designation shall not prohibit nor prevent 1stUp from enterting into strategic agreements with any other provider of Internet connectivity services.

3.3 ZipLink and 1stUp will participate in a jointly developed and jointly approved press release announcing the alliance between the two companies.

3.4 During the term of this agreement, ZipLink shall introduce 1stUp representatives to representatives of third party companies with whom ZipLink has or develops strategic relationships. ZipLink shall encourage these third party companies to enter into agreements with 1stUp under which 1stUp will provide its Internet Access Services.

4.0 TERM AND TERMINATION

    Unless terminated as set forth in this Paragraph or in Paragraphs 2.3 and
    2.4 above, this Agreement shall take effect as of July 26, 1999 and shall endure for a term of thirty-six (36) months until July 31, 2002. The Agreement may be terminated by either party at any time, for any reason or for no reason, upon ninety (90) days written notice to the other.

5.0 MISCELLANEOUS

5.1 This Agreement shall not be assigned by either party without the written consent of the other, which consent shall not be unreasonably withheld provided, however, that no such consent shall be necessary in the event of an assignment in connection with the sale or transfer of all or substantially all of the assets or business operations of either party.

5.3 Any and all disputes, claims or controversies related to or arising under this Agreement shall be settled by binding arbitration before one arbitrator under the then current rules of the American

    Arbitration Association. The arbitration shall be held in Boston, Massachusetts if arbitration is requested by 1stUp and in San Francisco, CA if ZipLink requests arbitration. Any decision of the arbitrator shall be final and judgement upon the arbitration award may be entered in any court of competent jurisdiction.

5.4 This Agreement constitutes the sole agreement between 1stUp.com and Ziplink respecting the subject matter hereof and will duly supersede any and all other agreements, either oral or in writing. The Agreement shall only be modified or amended in writing, signed by both parties.

5.5 All notices required by this Agreement will be effective and deemed delivered three (3) business days after posting with the United States Postal Service when mailed by certified mail, return receipt requested, properly addressed and with the correct postage of one (1) business day after pick-up by the courier service when sent by overnight courier, properly addressed and prepaid.


             IF TO 1STUP                       IF TO ZIPLINK


             1stUp.com Corporation             ZipLink, Inc
             9300 Montgomery St. Suite 200     900 Chelmsford Street
             San Francisco, CA 94133           Tower 1, 5th Floor
             Attention: Jonah Steinhart        Lowell, MA 01851
                                               Attention: Ronald Lipof

    In Witness whereof, the parties have executed this Strategic Alliance Agreement on the dates noted below:


    AGREED AND ACCEPTED



   ZipLink, LLC                                 1stUp.com Corporation

    /s/  Ronald C. Lipof                         /s/ Charles Katz
   ---------------------------------            ------------------------------
   By:    Ronald C. Lipof                       By:    Charles Katz
   Title: Chief Strategic & Development Officer Title: President & CEO


   Date:     07-23-99                           Date:     07-23-99
        ----------------------------                 -------------------------

                                          Exhibit A:

                             Ziplink Technical Requirements


RADIUS

All radius authentication requests should be proxied to 1stup.com Radius servers. ZIPLINK should be able to support a round-room system to load balanace and fallover between multiple 1stup.com Radius servers. ZIPLINK Radius should detect 1stup.com Radius server failure within 30 seconds and stop sending Radius requests to that server. It should check at least every 30 seconds to see if that server is back up and then continue to send requests once the server is back up.

ZIPLINK Radius should send Radius authentication requests, Radius Accounting start, and Radius accounting stop records. The Accounting records should include (at least): Username, Framed IP Address, Modem Tx and Rx speed, Disconnected reason, NAS Port, Called Number, Calling Number and a timestamp.

Radius should conform to the appropriate RFC's (2138 and 2139) and should support using UDP ports 1645 and 1646.

User Disconnect

Ziplink should be able to support a user Disconnect program that accepts input from a 1stup.com server process. This program should accept at least a username and Framed IP Address (for verification) from 1stup.com, and should disconnect the user. The communication between the ZIPLINK and 1stup.com should be signed or encrypted in some way for authentication. MDS authentication is acceptable.

The User Disconnect program should return success or failure on disconnect of the user, and a standard Radius accounting stop record should be sent for every user disconnected. The connection between 1stup.com and the ZIPLINK should use TCP for reliability, and should preferably be a daemon on a port and not a Command-line Interface.

                     AMMENDMENT 1 TO STRATEGIC ALLIANCE AGREEMENT


     This AMENDMENT is made as of August, 1999 (the "Effective Date") by and between Ziplink Inc. ("Ziplink"), with its principal offices at Tower
1, 5th Floor, 900 Chelmsford Street, Lowell, MA 01851 and 1stUp.com Corporation ("1stUp"), with its principal offices at 930 Montgomery St., Suite 200, San Francisco, CA 94133 for the purposes of modifying the Strategic Alliance Agreement between the parties, dated as of July 1999 ("Agreement").

WHEREAS, the parties have entered into the Agreement so that Ziplink shall provide internet connectivity to a preferred advertisment supported internet access service and 1stUp shall obtain internet connectivity through a prefferd internet connectivity vendor.

WHEREAS, the parties wish to amend the Agreement to discount the first two months of payments from 1stUp to Ziplink, provided 1stUp meets certain conditions regarding integration of the Ziplink access numbers.

Now, therefore, The parties agree as follows:

1. Except as amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

2 1stUp agrees to devote special engineering resources sufficient to immediately integrate into its ad-supported internet access application functioning access numbers provided by Ziplink. 1stUp further agrees that no later than August 12, 1999 it shall make these numbers available to endorsers accessing the ad-supported internet access offering provided by 1stUp.com and its affiliate partners, including Alta Vista Company.

3 For the two successive 30 day billing periods, beginning on August 12, 1999 and ending on October 12, 1999. Ziplink agrees to discount its total monthly bill to 1stUp, as defined by the pricing items outlined in Section
   1.2 of the Agreement by twenty-five (25) percent.

4 Ziplink further agrees that it will complete development and integration of the technical specifications described in the Agreement under Exhibit A:
   Ziplink Technical Requirements no later than August 30, 1999. Ziplink agrees that for every week after August 30, that Ziplink fails to deliver the complete Technical Requirements, 1stUp shall be awarded an additional month of discounted access, discounted by twenty-five (25) percent according to the terms of Section 3 of this Amendment 1stUp understands that development and integration delays on the part of 1stUp will extend the delivery deadline by a period of time equivalent to any such delay(s).


In Witness whereof, the parties have executed this Amendment on the dates noted below:


AGREED AND ACCEPTED


Ziplink, LLC                                  1stUp.com Corporation

  /s/ Chris Jenkins                             /s/ Jonah Steinhart
-------------------------------               ------------------------------
By:       Chris Jenkins                       By:    Jonah Steinhart
Title:    President                           Title: Vice President, Marketing

                  AMENDMENT 2 TO STRATEGIC ALLIANCE AGREEMENT


This AMENDMENT is made as of December 13, 1999 between Ziplink, Inc. ("Ziplink") with its principal offices at Tower 1, 5th Floor, 900 Chelmsford Street, Lowell, MA 01851 and 1stUp.com Corporation ("1stUp"), with it principal offices at 88 Kearny Street, Suite 800, San Francisco, CA 94108 for the purpose of modifying the Strategic Alliance Agreement between the parties, dated as of July 1999 ("Agreement")

WHEREAS, the parties have entered into the Agreement so that Ziplink shall provide Internet connectivity to 1stUp.

WHEREAS, the parties wish to amend the Agreement to revise pricing and committment levels.


NOW THEREFORE the parties agree as follows:

  1. Except as amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

  2. Pursuant to Section 1.4 of the Agreement the parties hereby agree that during the term of the Agreement there shall be no minimum commitment of hours of use by end users (as defined in the Agreement) guaranteed by 1stUp on the Ziplink network. The parties further ackowledge and agree that this Section 2 constitutes the written agreement between Ziplink and 1stUp required under Section 1.4 of the Agreement and that all conditions under Section 1.4 of the Agreement have been satisfied.

  3. The Agreement shall be amended by adding an Exhibit B thereto which sets forth fee schedule attached hereto as "Exhibit B--Fee Schedule."

  4. Section 1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

          1.2 Subject to the terms and conditions set forth herein, 1stUp shall pay Ziplink a monthly fee ("Usage Fee") which shall be payable in accordance with the invoice delivered by Ziplink to 1stUp pursuant to Section 1.3 hereof. The Usage Fee shall be calculated by multiplying the total number of hours of usage during a given month by the end users (as defined in Section 1.1) on the Ziplink Network as counted by the Ziplink authentication server over the course of the month by the applicable dollar amount per hour (the "Hourly Fee") set forth in Exhibit B attached hereto. Ziplink warrants that no other advertising supported Internet access service shall receive a lower rate for dial-up connectivity from Ziplink than that afforded to 1stUp for similar volumes and terms.

  5. The Agreement shall be amended by adding a new section 5.6 thereto which shall read in its entirety as follows:

          5.6 1stUp agrees that it shall make commercially reasonable efforts to provide Ziplink with at least 120 days prior written notice in the event that 1stUp decides to decrease the number of hours of use by end users (as defined in Section 1.3) on the Ziplink network by more than 50%;
                provided, however, that no such prior written notice shall be required in the event that 1stUp makes such determination within 120 days of July 31, 2002. 1stUp agrees not to remove in each month, during such notice period, more than one quarter of the estimated decrease at the time such notice is given.
                The foregoing provisions of this Section 5.6 shall not apply in the event (i) this Agreement is terminated by 1stUp for cause or pursuant to Sections 2.3, 2.4, or 4.0, (ii) this Agreement is terminated by Ziplink pursuant to Section 4.0, or (iii) Ziplink fails to maintain at least P.05 Grade of Service as defined in Section 2.3 of the Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment to the Agreement on the date set forth below:


AGREED AND ACCEPTED


1stUp.com Corporation                            Ziplink, Inc.

/s/ Charltes Katz                                /s/ Ronald C. Lipof
----------------------------------               ----------------------------
By:     Charles Katz                             By: Ronald C. Lipof
Title:  CEO                                      Title: CSO
Date:   12/13, 1999                              Date:  12/13, 1999

                               EXHIBIT B - FEE SCHEDULE


Subject to the conditions contained in the Agreement. 1stUp shall pay the Hourly Fee set forth below multiplied by the aggregate number of Monthly Hours.


                     Monthly Hours                Hourly Fee
                     -------------                -----------

         0-749,999                                   [*]

         750,000-999,999                             [*]

         1,000,000-1,499,999                         [*]

         1,500,000-1,999,999                         [*]

         -greater than or equal to- 2,000,000        [*]

                 THIRD AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT

This third amendment ("Amendment") with an effective date of July 1, 2000 ("Effective Date") amends the Strategic Alliance Agreement between Ziplink, Inc., ("Ziplink") and 1stUp.Com Corporation ("1stUp"), dated July 23, 1999, and all amendments and addenda thereto ("Agreement"). All terms and conditions of the Agreement not expressly modified herein shall remain in full force and effect. Unless otherwise provided in this Agreement, capitalized terms contained herein shall carry the same definitions as specified in the Agreement.

For good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:



1.       DELETE EXHIBIT B OF THE AGREEMENT AND REPLACE WITH THE FOLLOWING:


                                                   EXHIBIT B - FEE SCHEDULE
------------------------------------- ----------------------------------- -----------------------------------

          Cumulative Hours                Applicable Hourly Fee for        Applicable Hourly Fee for Basic
  Of Usage by End Users in United      United States and Select Canada*             Canada* ($USD)
         States and Canada
------------------------------------- ----------------------------------- -----------------------------------
0 - 749,999                                         [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
750,000 -999,999                                    [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
1,000,000 - 1,499,999                               [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
1,500,000 - 1,999,999                               [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
2,000,000 - 2,499,999                               [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
2,500,000-3,999,999                                 [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
4,000,00-5,999,999                                  [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
6,000,00-8,999,999                                  [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------
9,000,000 and up                                    [*]                                   [*]
------------------------------------- ----------------------------------- -----------------------------------


* "Select Canada" refers to Montreal, PQ, Toronto, ON, and Vancouver, BC usage. "Basic Canada" refers to all other Canadian cities.

The applicable Hourly Fees shall be determined by the cumulative monthly usage hours in the United States and Canada and shall apply to the entire set of applicable usage hours. For example, if in a certain month, 1,800,000 hours are achieved in the United States and Select Canada and 400,000 hours are achieved in Basic Canada, the applicable Hourly Fees are those fees set forth above in the 2,000,000 - 2,499,999 pricing tier (2,200,000 cumulative hours). In this example, the Hourly Fee of [*] shall apply to all 1,800,000 hours achieved for United States and Select Canada and the Hourly Fee of [*] will apply for all 400,000 hours achieved for Basic Canada (aggregate [*] Usage Fee).

2. ADD A NEW SECTION 1.5 TO THE AGREEMENT THAT READS AS FOLLOWS:

   "1.5 1stUp.com shall provide to Ziplink, on a monthly basis, a non-binding three-month rolling forecast of Network usage."






IN WITNESS WHEREOF duly authorized representatives of the parties have executed this Amendment.


ZIPLINK, INC.                               1STUP.COM CORPORATION

By:  /s/  Mark A.  Manual                   By:  /s/ Charles Katz
    ----------------------------                ----------------------------
Name:  Mark A. Manual                       Name:  Charles Katz
      --------------------------                  --------------------------
Title:  VP Sales                            Title:   CEO
       ---------------------------                 ---------------------------

                FOURTH AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT

This fourth amendment ("Amendment") with an effective date of JULY 25, 2000 , 2000 ("Effective Date") amends the Strategic Alliance Agreement between Ziplink, Inc., ("Ziplink") and 1stUp.Com Corporation ("1stUp"), dated July 23, 1999, and all amendments and addenda thereto ("Agreement"). All terms and conditions of the Agreement not expressly modified herein shall remain in full force and effect. Unless otherwise provided in this Agreement, capitalized terms contained herein shall carry the same definitions as specified in the Agreement.

For good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:


1.       DELETE EXHIBIT B OF THE AGREEMENT AND REPLACE WITH THE FOLLOWING:


                                                  EXHIBIT B - FEE SCHEDULE

------------------------------------- ----------------------------------- -----------------------------------
          CUMULATIVE HOURS             APPLICABLE HOURLY FEE FOR UNITED    APPLICABLE HOURLY FEE FOR BASIC
  OF USAGE BY END USERS IN UNITED         STATES AND SELECT CANADA*                 CANADA* (USD)
         STATES AND CANADA
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
0 - 749,999                                         [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
750,000 - 999,999                                   [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
1,000,000 - 1,499,999                               [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
1,500,000 - 1,999,999                               [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
2,000,000 - 2,499,999                               [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
2,500,000 - 2,999,999                               [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
3,000,000 - 4,999,999                               [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,000,000 - 6,999,999                               [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
7,000,000 and up                                    [*]                                [*]
------------------------------------- ----------------------------------- -----------------------------------

     * "Select Canada" refers to Montreal, PQ, Toronto, ON, and Vancouver, BC usage. "Basic Canada" refers to all other Canadian cities.

     The applicable Hourly Fees shall be determined by the cumulative monthly usage hours in the United States and Canada and shall apply to the entire set of applicable usage hours. For example, if in a certain month, 1,800,000 hours are achieved in the United States and Select Canada and 400,000 hours are achieved in Basic Canada, the applicable Hourly Fees are those fees set forth above in the 2,000,000 - 2,499,999 pricing tier (2,200,000 cumulative hours). In this example, the Hourly Fee of [*] shall apply to all 1,800,000 hours achieved for United States and Select Canada and the Hourly Fee of [*] will apply for all 400,000 hours achieved for Basic Canada (aggregate [*] Usage Fee).



IN WITNESS WHEREOF duly authorized representatives of the parties have executed this Amendment.


ZIPLINK, INC.                               1STUP.COM CORPORATION

By: /s/ Randy A. Lowenberg                By: /s/ Charles Katz
    ----------------------------              ----------------------------

Name: Randy A. Lowenberg                  Name: Charles Katz
      --------------------------                --------------------------

Title: Sales Director                     Title: President/CEO